AMENDMENT TO TERMS AND CONDITIONS OF EMPLOYMENT

THIS AMENDMENT TO TERMS AND CONDITIONS OF EMPLOYMENT ("Amendment") is entered into as of March 20, 2023, by and between **COMMERCIAL METALS COMPANY**, a Delaware corporation (the "Employer"), and **PETER R. MATT**, (the "Executive"), for the purpose of amending those certain Terms and Conditions of Employment entered into by and between Employer and Executive as of February 15, 2023, as amended (the "Agreement"). The Employer and Executive are collectively referred to as the "Parties." Capitalized terms used but not defined herein shall have the meaning given to them in the Agreement.

RECITALS:

WHEREAS, pursuant to Section 1 of the Agreement, the Agreement may be amended by a writing signed by both Parties; and

WHEREAS, consistent with the terms hereof, the Parties desire to amend the Effective Date of the Agreement and Section 3 and Section 5(d) of the Agreement.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged in accordance with Section 1 of the Agreement, the Parties hereby amend the Agreement and supersede the following provisions of the Agreement:

1. The Effective Date of the Agreement shall be April 9, 2023.

2. The first sentence of Section 3 of the Agreement is replaced and superseded with the following language:

   DURATION. This Agreement shall, unless terminated as hereinafter provided, continue in effect through April 9, 2024.

3. The Grant Value referenced in Section 5(d) of the Agreement shall be based on the closing market price on April 10, 2023.

4. The Parties acknowledge and agree that except as expressly amended by this Amendment, the Agreement shall continue in full force and effect in accordance with the provisions thereof.

5. The Parties further acknowledge and agree that this Amendment does not alter the at-will employment relationship between the Parties and that Executive's decision to enter into this Amendment is voluntary and knowingly made.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

EMPLOYER

COMMERCIAL METALS COMPANY

By: ______________________________
Barbara R. Smith
Chairman, Chief Executive Officer and President

EXECUTIVE

By: ______________________________
Peter R. Matt

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

EMPLOYER

COMMERCIAL METALS COMPANY

By: ______________________________
Barbara R. Smith
Chairman, Chief Executive Officer and President

EXECUTIVE

By: ______________________________
Peter R. Matt